AMOUNT DUE TO DIRECTOR	12 Months Ended
Dec. 31, 2024
Amount Due To Director
AMOUNT DUE TO DIRECTOR

NOTE 11 - AMOUNT DUE TO DIRECTOR

Amount due from director consisted of the following:

	As of December 31,
	2023	2024
	S$’000	S$’000

Amount due to director	-	1,129

The amount due to the director was fully offset by interim dividends paid by the company as of December 31, 2023.

Amount due to the director had a balance of S$ nil and S$1,129,000 as of December 31, 2023, and 2024, respectively. It pertains to shareholder loans provided by Ms. Lee to the company to fund the offering costs. The original loan amount was up to US$800,000 and was increased to up to US$1,000,000. The Company intends to repay the loan in full using proceeds from this offering, in accordance with the terms of the loan agreement. The loan is repayable upon the earlier of the listing of the Ordinary Shares on Nasdaq or March 31, 2025, to be extended to August 31, 2025.

The amounts are unsecured, interest-free and repayable on demand.